October 24, 2012

VIA EDGAR

Jeffrey P. Riedler

Assistant Director

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Re: RedHill Biopharma Ltd.

Draft Registration Statement on Form 20-F

Submitted: September 12, 2012

CIK No. 0001553846

Dear Mr. Riedler:

We enclose responses to the comments raised by the staff of the Securities and Exchange Commission (the “Staff”) in its comment letter, dated October 10, 2012, with respect to the Registration Statement on Form 20-F (“Form 20-F”) of RedHill Biopharma Ltd. (the “Company” or “we”) submitted on September 12, 2012.

For your convenience, the comments of the Staff have been restated below in their entirety in bold, with the response to each comment set forth immediately under the respective comment. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the above referenced Form 20-F.

General

1. Please note that our comments on your request for confidential treatment of exhibits to your draft registration statement will be provided under separate cover.

We acknowledge the Staff’s comment.

2. Please amend your filing to disclose the exchange rate between the U.S. dollar and NIS as of the latest practicable date, and amend all related discussion to reflect this exchange rate. We note that the relevant disclosure appears on pages 45-46, 53, 60-63, and 82-83.

In response to the Staff’s comment, we have amended the exchange rate and related discussion as requested.

Item 3. Key Information

D. Risk Factors, page 3

“Clinical trials may involve and lengthy and expensive process . . .,” page 5

Haynes and Boone, LLP

Attorneys and Counselors

30 Rockefeller Plaza, 26th Floor

New York, New York 10112

Phone: 212.659.7300

Fax: 212.918.8989

3. To the extent that you have experienced any problems with your clinical trials such as those described in the bullet points on page 6, please revise to describe those problems.

We acknowledge the Staff’s comment and confirm that the Company is not aware of any problems with its clinical trials such as those described in the bullet points on page 6.

“Any collaborative arrangements that we establish may not be successful . . .,” page 6

4. To the extent that you have experienced any problems with your collaborative arrangements such as those described in the bullet points on page 7, please revise to describe those problems.

We acknowledge the Staff’s comment and confirm that the Company is not aware of any problems with its collaborate arrangements such as those described in the bullet points on page 7.

“If third parties do not manufacture our therapeutic candidates . . .,” page 8

5. It appears this risk factor discusses two risks: the risk to your company of relying on third parties for the manufacture of their therapeutic candidates, and the risk to your company of your single supply source for your APIs. Please amend your disclosure to discuss these risks in separate risk factors, each accompanied by a specific, descriptive risk factor header.

In response to the Staff’s comment, we have separated the risks into separate risk factors as requested.

6. In the risk factor discussing your single supply source for your APIs, please identify the source. If you have a written agreement with this source, please expand your disclosure in Item 4 to describe the material terms of the agreement, including each party’s obligations, the term of the agreement, and any termination provisions. Please also file the agreement as an exhibit to your registration statement.

The Staff is respectfully advised that the Company does not have any written agreements with its API suppliers. All purchases of APIs are made through single, one-time purchase orders. Because the purchases are made through single purchase orders and the API is generic (i.e., not tailored to Company specifications), the Company can obtain the APIs from various suppliers, and it does not believe that identification of its API sources would provide meaningful information to an investor.

7. To the extent that you have experienced any problems with the third-party manufacturers or supply source such as those described in this risk factor, please revise to describe those problems.

We acknowledge the Staff’s comment and have revised the risk factor to relate to a recent termination of a manufacturer.

“We and our third-party manufacturers are, and will be, subject to regulations . . .,” page 8

8. To the extent that you have experienced any problems with the third-party manufacturers relating to cGMP, please revise to describe those problems.

We acknowledge the Staff’s comment and confirm that the Company is not aware of any problems with third-party manufacturers relating to cGMP.

“If we cannot meet requirements under our acquisition or in-license . . .,” page 10

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9. Please amend the header of this risk factor to also describe the risk to your company of not renewing or renegotiating your in-licensing agreements.

In response to the Staff’s comment, we have made the requested amendment to the Form 20-F.

10. Please identify in the text of the risk factor the in-license agreements that are subject to renegotiation or renewal. In addition, please disclose when these contracts will come up for renegotiation or renewal.

In response to the Staff’s comment, we have made the requested disclosures to the Form 20-F.

“Our business could suffer if we are unable to attract and retain key . . .,” page 10

11. Please amend this risk factor to identify the key employees on which you rely.

In response to the Staff’s comment, we have made the requested amendments to the Form 20-F.

12. To the extent that you have experienced any problems attracting or retaining qualified personnel, please revise to describe those problems.

We acknowledge the Staff’s comment and confirm that the Company is not aware of any problems attracting or retaining qualified personnel.

“We could be exposed to significant drug product liability claims . . .,” page 13

13. Please expand this risk factor to quantify the extent of your product liability insurance coverage.

In response to the Staff’s comment, we have made the requested amendment to the Form 20-F.

“Our business involves risks related to handing regulated substances . . .,” page 14

14. To the extent you have experienced any problems such as those described in this risk factor, please revise to disclose those problems.

We acknowledge the Staff’s comment and confirm that the Company is not aware of any problems such as those described in this risk factor.

“We may be a passive foreign investment company . . .,” page 16

15. Disclose in this risk factor, as you have done on page 94 of the registration statement, that “[b] based on [your] estimated gross income, the average value of [your] gross assets, and the nature of [your] business, [you] believe that [you] may be classified as a PFIC in the current taxable year and in future years.” This statement of belief conveys a greater risk than your statement that “there can be no assurance that we will not be considered a PFIC for 2012 or for any future taxable year.”

In response to the Staff’s comment, we have revised the risk factor as requested.

“As a foreign private issuer, we are permitted to follow certain . . .,” page 18

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16. Clarify that you may follow home country practice in Israel with regard to composition of the board of directors, which does not require that a majority of a company’s board be independent.

In response to the Staff’s comment, we have made the requested clarification to the Form 20-F.

“We currently do not anticipate paying cash dividends, . . .,” page 19

17. Please add a risk factor that discloses that the deposit agreement governs the rights of ADR holders to receive dividends or other distributions, and discusses whether under the deposit agreement, ADR holders may not have the same rights to, and in some circumstances, may not receive dividends or other distributions issued by you to ordinary shareholders.

In response to the Staff’s comment, we have added the risk factor requested.

“Your rights and responsibilities as a shareholder will be governed . . .,” page 22

18. Please revise the risk factor heading to reference obligations rather than rights, and to indicate that Israeli law may impose obligations and liabilities on a shareholder of an Israeli corporation that U.S. states do not impose upon shareholders of corporations incorporated in their respective states.

In response to the Staff’s comment, we have made the requested revision to the Form 20-F.

Item 4. Information on the Company

B. Business Overview, page 22

Our Therapeutic Candidates, page 23

19. If you have submitted an Investigational New Drug application to the FDA other than the one described on page 30, please disclose this fact and state when you filed this application.

In response to the Staff’s comment, we have made the requested disclosure in the Form 20-F.

RHB-104, page 28

20. You state on page 29 that you have entered into an agreement with Quest Diagnostics Ltd. to develop a commercial diagnostic test for detecting the presence of MAP bacteria in the blood. Please expand your disclosure of this agreement to describe all material terms, including each party’s obligations, any financial provisions, the term, and any termination provisions. In addition, please file this agreement as an exhibit to your registration statement, or provide us with a legal analysis as to why this agreement need not be filed pursuant to Instruction 4(a) to Exhibits of Form 20-F.

We acknowledge the Staff’s comment and respectfully advise the Staff that the Company does not consider the agreement with Quest Diagnostics Ltd. to be a material agreement. The Company is not substantially dependent on this agreement, as the Company could contract with various other third parties to perform this project. In addition, the Company does not have significant financial obligations under the agreement. The Company has briefly described this agreement in the Form 20-F principally because the Company disclosed its existence in its public filings in Israel as part of a description of the progress in the development program of the relevant product.

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RHB-106, page 32

21. Please identify the manufacturer of the drug PrepoPik.

In response to the Staff’s comment, we have identified the manufacturer of the drug PrepoPik.

Acquisition and License Agreements, page 34

22. Please expand your descriptions of the license agreements governing RHB-101, RHB-102, RHB-103, and RHB-104 that RedHill is entitled to terminate the agreement at any time.

In response to the Staff’s comment, we have expanded the relevant descriptions in the Form 20-F.

23. You discuss an obligation under your joint development and commercialization agreement with IntelGenx Corp to finance RHB-103 development “in the amount of approximately $849,000 subject to deviations of 10%.” However, on page 50, you indicate that clinical trials for RHB-103 were successfully completed as of June 30, 2012. We are unable to determine to what extent these development costs have been recognized through this date. Please quantify these development costs for each period, quantify your obligation for this financing obligation at June 30, 2012 and refer us to the technical guidance that served as a basis for your accounting treatment.

In response to the Staff’s comment, we have made the requested clarifications to the Form 20-F.

As of June 30, 2012, we hadn’t yet completed the development of the product (mainly regulatory work). As result, according to our agreement with Intelgenx Corp., as of June 30, 2012 the Company’s future financing obligation was $0.1 million.

Up to June 30, 2012, the Company had recognized the following costs:

•	During the six months ended June 30, 2012 and 2011, the Company recognized RHB-103 clinical development costs of $0.5 million and $0.1 million, respectively.

•	During the years ended December 31, 2011 and 2010, the Company recognized RHB-103 clinical development costs of $0.2 million and $0.1 million, respectively.

The Company does not have a firm commitment towards IntelGenx to pay the financing obligation described above, and instead of paying such obligation it may terminate the joint development according to its termination right defined in the agreement. As a result, the Company has not recognized any obligation for services to be rendered in the future.

In consideration for the license, the Company made an up-front payment of $500,000 which was recognized as intangible asset. Future milestone payments and the payments related to participation in development costs will be recognized as intangible assets if IAS 38 conditions are met; otherwise research expenses are charged to profit or loss, as incurred. As of June 30, 2012, the Company has not yet capitalized development costs.

License Agreement for RHB-103, Page 35

Acquisition of RHB-104, RHB-105, and RHB-106, page 36

License Agreement for MAP diagnostic test related to RHB-104, page 37

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Manufacturing Agreement Related to RHB-105, page 38

Manufacturing Agreement Related to RHB-106, page 38

Clinical Services Agreement Related to RHB-104, page 38

24. Please expand your description of the material terms of the above agreements to disclose the term and termination provisions.

In response to the Staff’s comment, we have expanded the relevant descriptions in the Form 20-F. There are no term or termination provisions in the asset purchase agreement with Giaconda Limited relating to RHB-104, RHB-105 and RHB-106.

25. Please revise your description of the Clinical Services Agreement related to RHB-104 to disclose the aggregate amount of milestones payable under the agreement.

In response to the Staff’s comment, we have made the requested revisions to the Form 20-F.

Manufacturing Agreements, page 37

26. Please explain the purpose and key terms governing the installment payment obligations under your manufacturing agreements.

In response to the Staff’s comment, we have amended the Form 20-F to clarify that these are not installment payment obligations but rather are milestone payments to be paid upon the completion of milestones during the production periods. Milestone payments will be triggered upon the manufacturer performing various services, such as API and raw materials sourcing, formulation and manufacturing work, development, manufacturing process, project management support and regulatory support, analytical work and stability work. In addition, the Company is obligated to reimburse the manufacturer for various expenses, such as raw materials, laboratory tests and others, subject to the consent of the parties. The reimbursement costs are recognized as incurred.

Intellectual Property, page 39

27. Please expand your description of the “Monopithic tablet for controlled drug release” patent family to identify the jurisdictions in which the three issued patents were granted.

In response to the Staff’s comment, we have expanded the description as requested.

D. Property, Plant and Equipment, page 45

28. Please file the lease agreement dated February 23, 2011 as an exhibit to your registration statement, or provide a legal analysis as to why the lease agreement need not be filed pursuant to Instruction 4(b)(iv) to Exhibits of Form 20-F.

We acknowledge the Staff’s comment and respectfully advise the Staff that the Company does not consider the lease agreement to be a material agreement. The lease agreement was entered into in the ordinary course of business, relates to the Company’s office space and does not involve significant financial obligations on the party of the Company. In addition, the Company is not substantially dependent on this lease agreement, as it would easily be able to find similar suitable office space elsewhere in the Tel Aviv, Israel area.

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Item 5. Operating and Financial Review and Prospects

F. Tabular Disclosure of Contractual Obligations, page 56

29. Please disclose the installment payment obligations under your manufacturing agreements.

As described more fully in the response to comment 26, we have amended the Form 20-F to clarify that these are not installment payment obligations but rather are milestone payments to be made upon the completion of milestones during the production periods. As such, we have included disclosure immediately following the tabular disclosure of contractual obligations to clarify that the table does not include milestone payments payable under our manufacturing agreements.

Item 6. Directors, Senior Management and Employees

B. Compensation, page 60

Employment Agreements, page 60

30. Please file all executed employment agreements with your executive officers, pursuant to Instruction 4(c) to Exhibits of Form 20-F.

The Staff is advised that public filing of the executed employment agreements with the Company executive officers is not required in the Company’s home country, nor have such agreements otherwise been publicly disclosed by the Company. As such, and in accordance with the Instruction 4(c)(iv) to the Exhibits of Form 20-F, the Company does not believe that it is required to file such agreements as exhibits to the Form 20-F.

Board Practices, page 64

31. Please add a risk factor addressing the risks to your company from the provisions in Israeli Companies Law regarding indemnification of office holders, as described on page 72.

In response to the Staff’s comment, we have made the requested amendments to the Form 20-F.

Nasdaq Stock Market Listing Rules and Home Country Practices, page 68

32. Please clarify how the shareholder approval requirements under the Israeli Companies Law are different than the shareholder approval requirements under the Nasdaq Marketplace Rules.

In response to the Staff’s comment, we have made the requested clarifications to the Form 20-F.

E. Share Ownership, page 74

33. You provide information regarding the number of people you employ as of August 31, 2012. Please amend the disclosure in this section to reflect the most recent practicable date.

In response to the Staff’s comment, the disclosure in this section reflects the most recent practicable date.

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Item 7. Major Shareholders and Related Party Transactions

A. Major Shareholders, page 77

34. The disclosure in this section reflects ownership as of August 31, 2012. Please amend the information to reflect the most recent practicable date. Please refer to Item 7 of Form 20-F for guidance.

In response to the Staff’s comment, the information has been amended to reflect the most recent practicable date.

35. We note your disclosure that the “All of the information with respect to beneficial ownership of the ordinary shares is given to the best of our knowledge.” Please tell us why you need to qualify your disclosure “to the best of [your] knowledge.” Please explain or delete the qualifying language.

In response to the Staff’s comment, we have revised the disclosure to refer to information obtained from our shareholders. The Staff is respectfully advised that under applicable Securities Regulations (periodic and immediate reports), holders of 5% or more of the Company’s outstanding shares or voting rights, Company directors and the Company chief executive officer must inform the Company about changes in their holdings in the Company. If one of them will not comply with its obligation, the Company would not typically be aware of changes in their holdings as shareholder.

36. Please expand your filing to provide the disclosure required by Item 7.A.2 of Form 20-F.

In response to the Staff’s comment, we have made the requested amendments to the Form 20-F.

Item 10. Additional Information

C. Material Contracts, page 88

37. On page 90, you refer to the Manufacturing Agreements described on pages 37-39 as “material agreements.” However, not all manufacturing agreements have been filed as exhibits to your registration statement pursuant to Instruction 4(a) as to Exhibits of Form 20-F. Specifically, the manufacturing agreements related to RHB-102, RHB-105, and RHB-106 with Pharmaceutics International, Inc. and Corealis Pharma Inc. have not been filed. Please file these material agreements as exhibits, or provide us with a legal analysis as to why these agreements need not be filed pursuant to Instruction 4(a) to Exhibits of Form 20-F.

We acknowledge the Staff’s comment and have amended the reference to manufacturing agreements which are “material agreements” to include only the manufacturing agreement related to RHB-104.

The Staff is respectfully advised that, unlike the manufacturing agreement for RHB-104, the Company does not consider the manufacturing agreements related to RHB-102, RHB-105 and RHB-106 to be material agreements. These agreements were entered into in the ordinary course of the Company’s business and are not contracts upon which the Company’s business is substantially dependent because the Company could easily contract with other third party manufacturers. The Company described these agreements in the Form 20-F because the Company disclosed the existence of such agreements in Israel as part of the description of the progress of the product’s development. The Company has included a description of these agreements in the Form 20-F in order that similar information be provided to all investors. On the other hand, the Company has determined that the manufacturing agreement with RHB-104 is a material agreement because, inter alia, it involves larger potential financial expenses on the part of the Company and RHB-104 has a large potential market.

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E. Taxation, page 90

Israeli Tax Considerations, page 90

38. This section should address the material tax consequences under Israeli law concerning the purchase, ownership and disposition of your shares by U.S. holders and not just be “a summary of the current tax regime of the State of Israel. . .” Please revise accordingly.

In response to the Staff’s comment, we have made the requested amendments to the Form 20-F.

39. Delete your disclaimer that the Israeli tax discussion “is not intended and should not be construed as legal or professional tax advice” since it inappropriately implies that an investor is not entitled to rely on the tax information disclosed in the registration statement.

In response to the Staff’s comment, we have made the requested deletion.

Item 12. Description of Securities Other Than Equity Securities

40. Please disclose that, in connection with this Form 20-F registration statement, a Form F-6 has been filed to register the ADSs under the Securities Act. Please further inform investors that attached to the Form F-6 is a copy of the deposit agreement to which they may refer.

In response to the Staff’s comment, we have made the requested disclosure in the Form 20-F.

41. Please expand your discussion under this section to explain:

☐ How ADSs are issued;

☐ How ADS holders may withdraw the deposited securities;

☐ How ADS holders may interchange between certificated and uncertificated ADSs;

☐ Whether the failure to give timely instructions to the depositary regarding the exercise of voting rights will result in granting a discretionary proxy to the depositary;

☐ Whether the exercise of voting rights is conditioned under certain circumstances on the timely withdrawal of the underlying securities;

☐ The fee structure under the deposit agreement;

☐ The effect of reclassifications, recapitalizations and mergers on the ADSs; and

☐ Whether the deposit agreement permits the pre-release of ADSs and, if so, whether the conditions governing such pre-release include the pre-release’s full collateralization with cash or other collateral that the depositary considers appropriate.

In response to the Staff’s comment, we have expanded the discussion as requested

Item 18. Financial Statements

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Note 2 - Summary of Significant Accounting Policies, page F-14

General

42. Please disclose your accounting treatment for the installment payment obligations to your manufacturers, which aggregate $11.7 million.

As described more fully in the response to comment 26, we have amended the Form 20-F to clarify that these are not installment payment obligations but rather are milestone payments to be made upon the completion of milestones during the production periods. Actual payment amounts may deviate significantly due to the actual service performance, as explained in our response to comment 26. In response to the Staff’s comment note 2e has been amended to provide that manufacturing costs for research and development are recognized upon completion of the development milestones as defined in the agreements.

43. Disclose your accounting policy for costs incurred for clinical trials but have not yet been billed to you.

In response to the Staff’s comment, Note 2e has been amended to provide that research and development costs for the performance of clinical trials and manufacturing by subcontractors are recognized upon completion of the development milestones as defined in the agreements.

Note 12 - Mandatory Convertible Loans and Royalty Obligation to Investors, page F-32

44. In August 2010, your initial royalty obligation represented the difference between consideration received and the fair value of the mandatory convertible loans, which in subsequent periods will accrete at a 27.98% effective interest rate. Prior to your February 2011 initial public offering, these loans converted into 19,818,314 ordinary shares. Please explain to us the method and key assumptions used to estimate the ultimate value of this royalty obligation, the period over which you expect it to be paid and your basis for using the 27.98% accretion rate. Refer us to the technical guidance upon which you based your accounting treatment for this obligation.

According to the terms of the August 2010 mandatory convertible loan agreement, the investors were granted a conversion right to convert the loan into shares and warrants and are also entitled to receive royalties on the Company’s future net sales or other revenues from two of our therapeutic candidates, RHB-103 and RHB-104 (the “Designated Products”) for certain periods of time.

At the inception of the loans, part of the consideration received by the Company from the investors was assigned to the Company’s liability for future royalties. According to the provisions of IAS 39, this is a financial liability and is carried in the company’s financial statements at amortized cost. The obligation was initially measured as the difference between the consideration received by the Company and the fair value of the mandatory convertible loans. However, this amount also represented approximately the liability’s fair value as of that date. The fair value assessment was done based on the Company’s estimations of revenue forecast (including market size, market share, royalty rates), taking into account the risk associated with successful completion of the development and commercialization of the two Designated Products.

The Company used an accretion rate of 28% which represented the effective interest rate implied in the liability computed at the date of inception of the loans.

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In accordance with paragraph AG8 to IAS 39, because the Company revises its estimates of the obligation payments, the Company recalculates the carrying amount of the liability by computing the present value of estimated future cash flows using its original effective interest rate.

45. Please explain the relationship between the 5-year royalty payment term “since beginning of commercial sales for one of the therapeutic candidates” and the royalty payment timeframe disclosed on page F-26.

The Staff is respectfully advised that, royalties are to be paid during different time periods in connection with Net Sales and Sublicense Revenues as follows:

•	Royalties on Net Sales of the Designated Products by sublicensees will be payable during the period of five years following the first commercial sale of the first Designated Product to have a commercial sale.

•	Royalties in respect of “Sublicense Revenues”, other than in respect of sales of Designated Products , will be payable during the period of five years following closing of the August 2010 mandatory convertible loan agreement (Sublicense Revenues received from August 2010 to August 2015).

As stated, the period of time with respect to which royalties are to be paid differ for royalties based on Net Sales and royalties based on Sublicense Revenues. Accordingly, royalties on the Net Sales of Designated Products will commence upon the first commercial sale and continue for a period of five years, while royalties on Sublicense Revenues will commence upon the closing of the August 2010 loan agreement and continue for a period of five years.

Because the above are cumulative terms, and the payments with regard to the royalties are based in part and dependent on future scenarios and events, the presentations of the royalty obligations to investors are presented according to Company estimations to pay such future royalties to investors.

46. Please explain the 5% royalty provision of the mandatory convertible loans that states “income of the Company from advances or milestones as part of licensing transaction will be paid over 5 years starting on August 11, 2010.”

The Staff is respectfully requested to refer to the Company’s response to comment 45.

It should be noted that August 11, 2010 was the closing date of the August 2010 mandatory convertible loan agreement. In response to the Staff’s comment, note 12a was revised to clarify this issue.

Note 21-Loss Per Ordinary Share, page F-45

47. Please explain the relationship between weighted average ordinary shares for 2009 and the corresponding amounts shown in the statements of changes in equity.

The share capital amount appearing in the statement of changes in equity was calculated by multiplying 960,000 ordinary shares issued in 2009 by the par value per share (NIS 0.01) and then dividing this amount by the exchange rate of the New Israeli Shekel to the US dollar as of the date of issuance. This amount equals approximately $3,000.

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The number of shares used for the computation of the loss per ordinary share for the period ended December 31, 2009 is 8,900,000 Ordinary Shares, which represents the weighted average number of Ordinary Shares issued during the period (not all of the shares were issued at the date of incorporation of the Company).

The computation of basic loss per share is based on the Company’s loss divided by the weighted average number of issued Ordinary Shares during the period (after taking into consideration a subsequent distribution of bonus shares in 2011).

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If you have any questions or concerns, please call the undersigned at 212-659-4974.

Very truly yours,

/s/ Rick Werner

Rick Werner, Esq.

Haynes and Boone, LLP

cc:	Mr. Ori Shilo, Deputy Chief Executive Officer Finance and Operations, RedHill Biophama Ltd.

Mr. Perry Wildes, Adv., Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co.

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